Exhibit 13

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF
FINANCIAL OFFICER PURSUANT TO
RULE 13a-14(b)/RULE 15d-14(b) UNDER THE EXCHANGE ACT
AND 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Stratasys Ltd. (the “ Company “) on Form 20-F for the period ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “ Report “), we, David Reis, Chief Executive Officer of the Company, and Erez Simha, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b)/Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended and 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and res operations of the Company.

Dated: March 3, 2014

By	/s/ David Reis
David Reis
Chief Executive Officer

By	/s/ Erez Simha
Erez Simha
Chief Financial Officer